UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-04643

Volumetric Fund, Inc.

87 Violet Drive, Pearl River, NY 10965

Jeffrey Gibs

87 Violet Drive, Pearl River, NY 10965

(Name and address of agent for service)

Registrant's telephone number:          845-623-7637

Date of fiscal year end: December 31, 2021

Date of reporting period: December 31, 2021

Item 1. Reports to Stockholders.

December 31, 2021

2021

Volumetric Fund, Inc.

 A Conservative Equity Growth Fund

Annual Report

2

3

To Our Shareholders: (Unaudited)

Volumetric Fund Inc.’s, (the “Fund”) net asset value (“NAV”) per share has advanced 17.78% during 2021, closing out the year at $25.43 per share, as adjusted for the distribution. This includes an 8.05% advance in the fourth quarter. In line with the Fund’s investment objective, “capital growth and secondarily downside protection”, there are continuous allocation changes to the portfolio between stocks and cash (money market investments). The Fund utilizes its proprietary “Internal Asset Allocation” formula to raise cash during negative market conditions and conversely reduce cash during positive market conditions. Therefore, the Fund uses two benchmarks to compare performance. These benchmarks are the S&P 500 Index, for the stock portion of the portfolio, and the FTSE 3-Month Treasury (“T”) Bill Index for the money market portion of the portfolio. A combination of these benchmarks should be considered when making a comparison. For the year 2021, the S&P 500 Index gained 28.71% and the FTSE “3-Month” T-Bill Index gained 0.05%.

The Volumetric Index is a proprietary index, which indicates the value of a $10,000 hypothetical investment in the Fund on January 1, 1979, stood at $477,835 on December 31, 2021. Our compounded annual return, during our 43 years of history, has been 9.41%.

The Fund typically invests in a broadly diversified portfolio of large and mid-cap stocks, although the portfolio may also contain small cap stocks. The Fund’s securities are generally a blend of value and growth stocks.

Included with your December 31, 2021, account statement, a shareholder letter noted that the Fund went ex-dividend on December 29, 2021, with a long-term capital gain distribution of $2.04 per share, for shareholders of record on December 28, 2021.The distribution was reinvested with the purchase of additional shares, at the December 29, 2021, closing price of $25.48, except for shareholders with a cash dividend account.

PORTFOLIO CHANGES (Unaudited)

At year end, December 31, 2021, the Fund’s portfolio held a cash and cash equivalent position (Fidelity Investments Money Market Government Portfolio), including dividends and interest receivable, of 11.69%.  Currently, we have 58 securities in our portfolio with 50 gainers and 8 losers.  Our average stock in the portfolio has an unrealized gain of 87.26%. Twenty- one of our stocks have more than doubled. Our best performing percentage gaining stock was Microsoft Corp., a developer of software, with a 485.5% unrealized gain at year end. Our worst performing stock was PVH Corp., an apparel manufacturing company, with a 13.3% unrealized loss, at year end. Our ten leading stocks are shown in the “Top Stock and Sector Holdings” section.

The following 9 stocks were added to the Fund’s portfolio during the fourth quarter: Agilent Technologies Inc., Fedex Corp., Intuit Inc., JM Smucker, Mastec Inc., Meta Platforms Inc., Nucor Corp., PVH Corp. and Tapestry Inc.

On the sell side, utilizing the guidelines of our “Volume and Range” system, during the fourth quarter we sold the following stocks from our portfolio: Walmart Inc., Whirlpool Corp., Regeneron Pharmaceuticals Inc., Packaging Corp of America, Intel Corp., Visa Inc Class A, Activision Blizzard Inc., The Walt Disney Co., and L3Harris Technologies Inc. and a partial sale of Autodesk Inc.

TOP STOCK AND SECTOR HOLDINGS (Unaudited)

As of December 31, 2021, our ten top unrealized stock percentage gainers are listed below. See “Statement of Net Assets” on pages 4 to 6 for details.

Company	Unrealized Gain (%)	% of Fund's Net Assets	Sector	% of Fund's Net Assets
Microsoft Corp	485.5%	2.0%	Communications	3.4%
Autodesk Inc	368.9%	0.5%	Consumer Discretionary	5.2%
Apple Inc	308.4%	2.6%	Consumer Staples	8.1%
Applied Materials Inc	301.7%	2.3%	Energy	0.9%
Costco Wholesale Corp	252.3%	1.4%	Financials	10.6%
Amazon.com Inc	247.8%	1.9%	Health Care	7.9%
Waste Connections Inc	211.4%	2.1%	Industrials	19.0%
Expeditors Int'l of Washington Inc	210.6%	1.9%	Materials	8.3%
Ametek Inc	189.4%	2.1%	Technology	17.5%
Salesforce.com Inc	170.3%	2.2%	Utilities	2.0%
	Total:	19.1%	Total:	82.9%

ONLINE ACCOUNT ACCESS

Sign up for online account access, to view transactions and account value, update account information, make additional investments electronically, sign up for electronic statement and more! To create a user login and password go to www.volumetric.com  and select the “Sign In” button.

We thank you for your continued trust and confidence. If you are interested in obtaining our prospectus and general information about the Fund please visit our website, www.volumetric.com or contact us directly at 800-541-FUND.  Also, do not hesitate to call us if you have any questions.

February 10, 2022

            Sincerely,

Irene J. Zawitkowski                              Jeffrey Gibs

Chair and CEO                                        President

Hypothetical Growth of a $10,000 Investment*

(From December 31, 2011 to December 31, 2021)

(Unaudited)

*The chart represents the historical 10 year performance of a hypothetical investment of $10,000 in Volumetric Fund, S&P 500 Index and FTSE 3 Month T-Bill Index. The performance shown above does not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.  All distributions and dividends are assumed to be reinvested. Volumetric Fund reflects the Fund’s Average Annual Total Returns as of 12/31/2021. The Standard & Poor’s 500 Index (“S&P 500”) includes 500 leading companies in the U.S. economy. The FTSE 3 Month T-Bill Index reflects an average of the last three-month treasury bill issues. Both indexes are unmanaged, and their performance does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Past performance is not predictive of future performance.

*Total annual operating expenses, as disclosed in the Fund’s prospectus dated May 17, 2021, which included acquired fund fees and expenses of less than 0.01%, were 1.91% of average daily assets. The Fund’s performance reflects the deduction of fees for these services. Past performance is not predictive of future performance. Investment returns and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost; and that current performance may be lower or higher than the performance data quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling (800) 541-3863.

	VOLUMETRIC FUND, INC.
	STATEMENT OF NET ASSETS
	December 31, 2021

Equities: 88.3%
SHARES	COMPANY	VALUE
	AEROSPACE & DEFENSE -- 1.2%
2,400	General Dynamics Corp	$ 500,328
		500,328
	APPAREL & TEXTILE PRODUCTS -- 3.3%
3,800	PVH Corporation	405,270
4,800	Ralph Lauren Corporation	570,528
11,000	Tapestry, Inc.	446,600
		1,422,398
	ASSET MANAGEMENT -- 3.6%
900	Blackrock, Inc.	824,004
7,200	Raymond James Financial	722,880
		1,546,884
	BANKING -- 1.1%
2,400	PNC Financial Services Group	481,248
		481,248
	BEVERAGES -- 1.1%
4,900	Monster Beverage Corp*	470,596
		470,596
	BIOTECH & PHARMA -- 2.9%
2,900	Johnson & Johnson	496,103
12,500	Pfizer Inc	738,125
		1,234,228
	CHEMICALS -- 4.1%
2,400	Air Products & Chemicals	730,224
8,000	CF Industries Holdings	566,240
2,100	Ecolab Inc	492,639
		1,789,103
	COMMERCIAL SUPPORT SERVICES -- 4.0%
5,900	Republic Services Inc	822,755
6,600	Waste Connections Inc	899,382
		1,722,137
	CONSTRUCTION MATERIALS -- 1.9%
3,300	Carlisle Cos, Inc.	818,796
		818,796
	DIVERSIFIED INDUSTRIALS -- 2.6%
6,100	Emerson Electric Company	567,117
2,700	Honeywell International Inc	562,977
		1,130,094
	E-COMMERCE DISCRETIONARY -- 1.9%
250	Amazon.com Inc*	833,585
		833,585
	ELECTRIC UTILITIES -- 1.9%
4,500	American Electric Power	400,365
5,200	Consolidated Edison Inc	443,664
		844,029
	ELECTRICAL EQUIPMENT -- 4.0%
6,200	Ametek Inc	911,648
1,700	Roper Technologies Inc.	836,162
		1,747,810
	ENGINEERING & CONSTRUCTION -- 3.0%
6,200	Jacobs Engineering Group	863,226
4,700	Mastec, Inc.*	433,716
		1,296,942
	EQUITY -- 5.5%
5,000	SPDR S&P 500 ETF Trust	2,374,800
		2,374,800

	VOLUMETRIC FUND, INC.
	STATEMENT OF NET ASSETS
	December 31, 2021 (continued)

SHARES	COMPANY	VALUE
	FOOD -- 2.3%
7,000	Mondelez International	$ 464,170
3,900	J.M. Smucker Company	529,698
		993,868
	HEALTH CARE FACILITIES & SERVICES -- 2.8%
5,300	CVS Health Corp	546,748
1,300	UnitedHealth Group, Inc.	652,782
		1,199,530
	HOUSEHOLD PRODUCTS -- 1.3%
5,300	Church & Dwight Co Inc	543,250
		543,250
	INSTITUTIONAL FINANCIAL SERVICES -- 3.3%
2,400	CME Group, Inc.	548,304
9,180	Morgan Stanley	901,109
		1,449,413
	INSURANCE -- 2.5%
10,000	American Intl Group, Inc.	568,600
3,100	Arthur J Gallagher & Co	525,977
		1,094,577
	INTERNET MEDIA & SERVICES -- 3.4%
350	Alphabet, Inc. - Class A*	1,013,964
1,400	Meta Platforms Inc.*	470,890
		1,484,854
	MATERIALS -- 1.2%
5,300	Westlake Chemical Corp	514,789
		514,789
	MEDICAL EQUIPMENT & DEVICES -- 2.2%
2,900	Agilent Technologies Inc	462,985
1,200	Cooper Companies Inc	502,728
		965,713
	RENEWABLE ENERGY -- 0.9%
4,600	First Solar, Inc.*	400,936
		400,936
	RETAIL - CONSUMER STAPLES -- 1.4%
1,100	Costco Wholesale Corp	624,470
		624,470
	SEMICONDUCTORS -- 3.8%
3,600	Analog Devices Inc	632,772
6,400	Applied Materials Inc	1,007,104
		1,639,876
	SOFTWARE -- 6.8%
750	Autodesk Inc*	210,893
5,100	Cerner Corp	473,637
725	Intuit Inc	466,335
2,600	Microsoft Corporation	874,432
3,700	Salesforce.com Inc*	940,280
		2,965,577
	STEEL -- 1.1%
4,300	Nucor Corp	490,845
		490,845
	TECHNOLOGY HARDWARE -- 2.6%
6,400	Apple, Inc.	1,136,448
		1,136,448

	VOLUMETRIC FUND, INC.
	STATEMENT OF NET ASSETS
	December 31, 2021 (continued)

SHARES	COMPANY	VALUE
	TECHNOLOGY SERVICES -- 4.3%
2,500	Automatic Data Processing	$ 616,450
5,900	Cognizant Tech Solutions	523,448
5,200	Paychex Inc	709,800
		1,849,698
	TRANSPORTATION & LOGISTICS -- 3.1%
6,200	Expeditors Intl Wash Inc	832,598
1,900	Fedex Corporation	491,416
		1,324,014
	TRANSPORTATION EQUIPMENT -- 1.2%
5,600	Westinghouse Air Brake	515,816
		515,816
	WHOLESALE - CONSUMER STAPLES -- 2.0%
9,200	Bunge, Ltd.	858,912
		858,912
TOTAL EQUITIES (Cost: $ 22,758,764)		38,265,564
INVESTMENT COMPANY 11.6%
5,028,975 Shares -- Fidelity Investment Money Market
Gov Portfolio - Class I, 0.01%** (Cost: $5,028,975)		5,028,975
TOTAL INVESTMENTS (Cost: $27,787,739): 99.9%		43,294,539
	RECEIVABLES: 0.1%
	Dividends and Interest Receivable	35,288
	Capital Shares Receivable	400
	TOTAL RECEIVABLES	35,688
	TOTAL ASSETS	43,330,227
	Less Liabilities: -	-
	NET ASSETS 100.0%	$ 43,330,227
	VOLUMETRIC SHARES OUTSTANDING	1,704,168
	NET ASSET VALUE, OFFERING & REDEMPTION
	PRICE PER SHARE	$25.43

See notes to financial statements.

*Non-income producing security. ** Variable Rate Security. The rate presented is as of December 31, 2021.

VOLUMETRIC FUND, INC.

STATEMENT OF OPERATIONS

For the year ended December 31, 2021

See notes to financial statements

VOLUMETRIC FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

See notes to financial statements

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each year)

Years ended December 31	2021	2020	2019	2018	2017

Net asset value, beginning of year	$23.32	$21.41	$18.42	$21.02	$19.28
Income (loss) from investment operations
Net investment loss	(0.17)	(0.12)	(0.03)	(0.09)	(0.09)
Net realized and change in unrealized
gain (loss) on investments	4.32	2.27	3.74	(2.07)	3.47
Total from investment operations	4.15	2.15	3.71	(2.16)	3.38
Less distributions from:
Net realized gains	(2.04)	(0.24)	(0.72)	(0.44)	(1.64)
Total distributions	(2.04)	(0.24)	(0.72)	(0.44)	(1.64)
Net asset value, end of year	$25.43	$23.32	$21.41	$18.42	$21.02
Total return	17.78%	10.05%	20.13%	(10.26%)	17.50%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$43,330	$37,866	$35,178	$30,903	$35,465
Ratio of expenses to average net assets	1.89%	1.91%	1.90%	1.90%	1.91%
Ratio of net investment loss to average net assets	(0.67%)	(0.58%)	(0.17%)	(0.43%)	(0.46%)
Portfolio turnover rate	34%	36%	60%	71%	92%

NOTES TO FINANCIAL STATEMENTS

As of December 31, 2021

1.Significant Accounting Policies

Volumetric Fund, Inc. (the “Fund”) is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end investment company. The Fund’s investment objective is capital growth. Its secondary objective is downside protection. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The financial statements have been prepared in conformity with U.S. Generally Accepted Accounting Principles (“GAAP”), as detailed in the Financial Accounting Standards Board’s (“FASB”) Accounting Standards Codification (“ASC”).  The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of FASB ASC Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standards Update 2013-08.

a)Valuation of Securities: Investments in securities traded on a national securities exchange (or reported on the NASDAQ national market) are valued at the closing price on the day of valuation. If a market quote is not available, the Fund will value the security at fair market value as determined in good faith by the Adviser, as directed by the Board of Directors (the “Board”).

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires certain disclosures about fair value measurements. Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

•Level 1 – quoted prices in active markets for identical securities

•Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

•Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

The inputs or methodology used for valuing securities are not necessarily indications of the risk associated with investing in those securities.

As of December 31, 2021, all the securities held by the Fund were valued using Level 1 inputs. See the Fund’s Statement of Net Assets for a listing of securities valued using Level 1 inputs by security type and industry type, as required by GAAP.

b)Securities Transactions and Investment Income: Realized gains and losses are determined on the identified cost basis which is the same basis used for federal income tax purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date and interest income is recognized on the accrual basis.

c)Federal Income Taxes: The Fund’s policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all the Fund’s taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the Fund’s tax positions taken on Federal and state income tax returns for all open tax years (2018-2020) or expected to be taken during the year ended December 31, 2021 and concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

d)Distributions to Shareholders: It is the Fund’s policy to distribute all net investment income and all net realized gains, in excess of any available capital loss carryovers, at year end. The Board declared the following distributions.

The tax character of distributions recorded and paid during the years ended December 31, 2021, and 2020 were as follows: Long Term Capital Gains:  2021: $3,228,575, 2020: $385,810.  Ordinary Income: 2021: $0, 2020: $0.

e)Use of Estimates: The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reported period. Actual results could differ from those estimates.

2. Management Fee and Other Transactions with Affiliates

The Fund receives investment management and advisory services pursuant to the prior Investment Advisory Agreement, dated September 28, 2021, and the Interim Advisory Agreement, dated December 1, 2021, between the Fund and the Adviser, that provides for fees to be paid at an annual rate of; (i) 2.0% of the first $10,000,000 of average daily net assets, (ii) 1.90% of such net assets from $10 million to $25 million; (iii) 1.80% of such net assets from $25 million to $50 million; (iv) 1.50% of such net assets from $50 million to $100 million; and (v) 1.25% of such net assets over $100 million. The Adviser pays the cost of all management, supervisory and administrative services required in the operation of the Fund. This includes investment management, fees of the custodian, independent public accountants and legal counsel, remuneration of officers and directors, state registration fees and franchise taxes, shareholder services, including maintenance of the shareholder accounting system, insurance, marketing expenses, shareholder reports, proxy related expenses and transfer agency. Certain officers and directors of the Fund are also officers and directors of the Adviser.

3. Capital Stock Transactions

At, December 31, 2021, there were 4,000,000 shares of $0.01 par value capital stock authorized. Transactions in capital stock were as follows:

4. Purchases and Sales of Investment Securities / Federal Tax Cost Information

For the year ended December 31, 2021, purchases, and proceeds from sales of securities were $11,965,425 and $12,925,499, respectively. At December 31, 2021 the cost of investments for Federal income tax purposes was $27,787,739.  Accumulated net unrealized appreciation on investments was $15,506,800 consisting of $15,718,631 gross unrealized appreciation and $211,831 gross unrealized depreciation.

5. Composition of Net Assets

At December 31, 2021 net assets consisted of:

Net capital paid in on shares of stock…………………………….	$27,823,427
Distributable Earnings ……………………………………………..	15,506,800
Net Assets	$43,330,227

6. Federal Income Tax

As of December 31, 2021, the components of distributable earnings on a tax basis were as follows:

Unrealized appreciation…………………………………………...	$15,506,800
Distributable earnings…………………………………..	$15,506,800

For the year ended December 31, 2021, the Fund recorded the following reclassification, distributable earnings increased by $156,128 and net capital paid in on shares of stock was decreased by $156,128. Such reclassifications, the result of permanent differences between the financial statements and income tax reporting requirements, have no effect on the Fund’s net assets.

7. Commitments and Contingencies

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund entered into contracts with its service providers, on behalf of the Fund, and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. The Fund expects the risk of loss to be remote.

8. Market and Geopolitical Risks

The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. The current novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment.

9. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and the Shareholders

of Volumetric Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of Volumetric Fund, Inc. (the “Fund”), as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Volumetric Fund, Inc. since 2009.

Philadelphia, Pennsylvania

February 22, 2022

Investment Advisory Agreement Approvals (Unaudited)

In the case of each agreement, the Board requested and evaluated all information that the Directors deemed reasonably necessary under the circumstances in connection with the approval of the continuance or approval of such agreement.   The Director  approvals were based on a consideration of all the information provided to the Directors, and not as the result of any single factor. Some of the factors that figured particularly in the deliberations are described below, although individual Directors may have evaluated this information differently, ascribing different weights to various factors.

Prior Investment Advisory Agreement - September 28, 2021 Meeting

The Board of Directors, at their September 28, 2021, meeting, approved the renewal of the Investment Advisory contract between Volumetric Fund, Inc. and Volumetric Advisers, Inc. The Directors’ approval of the continuance of the Fund’s Investment Advisory contract was based on a consideration of all the information provided to the Directors and was not the result of any single factor. Some of the factors that figured particularly in the Directors deliberations are described below, although individual Directors may have evaluated this information differently, ascribing different weights to various factors: 1) the Fund’s investment performance was discussed, and the Board concluded that the Adviser continued to manage the portfolio in accordance with its fundamental investment strategy, as outlined in the Prospectus; 2) the nature, extent and quality of service being provided was considered by the Board; 3) the Fund’s expense ratio and profitability was discussed, and as indicated in the Prospectus, the management fee decreases on a sliding scale as the Fund’s assets grow. The Board agreed that the proposed fee arrangements continued to provide appropriate sharing of economies of scale between Fund shareholders and the Adviser. It was concluded that the advisory fee was not unreasonable and approval of the continuance was in the best interest of the Fund’s shareholders

Interim Advisory Agreement - December 1, 2021, Meeting

An Interim Advisory Agreement was approved by the Board of Directors at their December 1, 2021, 4th Quarter Board Meeting after the November 10, 2021, death of Gabriel Gibs which caused a change of control at the Adviser.  The Board discussed the maximum term of the Interim Advisory Agreement, and the intention that it be in place until a new Advisory Agreement can be approved by the Fund’s shareholders.  They reviewed and discussed the 15(c) materials provided by the Adviser with respect to the Interim Advisory Agreement in detail.  The Adviser reported that there will be no change to the personnel who service the Fund, or the services provided by the Adviser for the Fund, as Gabriel Gibs had been retired. Furthermore, there will be no material changes to the terms of investment advisory agreement due to this change of control of the Adviser.

The motion to approve Volumetric Advisers, Inc. as the Fund’s investment adviser and the Interim Investment Advisory Agreement was unanimously approved by the Directors, including the Independent Directors.

Approval of New Advisory Agreement – December 1, 2021 Meeting

A new Investment Advisory Agreement between Volumetric Fund, Inc. and Volumetric Advisers, Inc. was discussed and approved after reviewing the various points listed below, subject to shareholder approval.  It was noted that this new Agreement is materially the same and the fees are the same as the previous Agreement. The Board of Directors evaluated the terms of the new agreement and whether it was in the best interests of the Fund and its shareholders. The Board was presented with a 15(c) information document that had been completed by the Adviser. This document addressed items related to the SEC Section 15(c) Rule and the Gartenburg factors, which includes the suitability of the Adviser and the fees the Fund incurs.

The following factors were presented and discussed with the directors:

• The investment performance of the Fund and the investment adviser:

The Board reviewed the investment performance of the Fund. On a regular basis, the Adviser provides the Board information regarding the performance of the Fund and discusses the factors contributing to the performance. Due to the unique tactical investment allocation approach of the Fund, the Fund uses both the S&P 500 Index and the FTSE 3-Month Treasury Bill Index as its benchmarks. While it is difficult to compare the Fund directly with a peer group, the Board believes the performance meets their expectation, based upon the objectives of the Fund. The Board concluded that the Adviser continued to effectively manage the portfolio in accordance with its fundamental investment strategy, as outlined in the Prospectus.

• The nature, extent and quality of the services provided by the investment adviser to the Fund:

The Board considered the nature, quality of the services to be provided by the Adviser to the Fund. The Board considered the overall reputation and capabilities of the Adviser, its investment allocation and stock selection approach, decision-making processes, the fact that the Adviser has managed the Fund since inception, its established relationship with shareholders, its commitment to provide quality investment advisory and other services to the Fund.

With respect to investment advisory services, the Board considered the professional experience of the personnel at the Adviser who have performed investment research and managed the portfolio’s investments. The Adviser would continue to provide all administrative, accounting, compliance and other services required by the Fund, including overseeing and coordinating the activities of third-party service providers.

The Board considered the Fund’s compliance program established pursuant to Rule 38a-1 under the 1940 Act. The Board, on a regular basis, receives and reviews information from the Fund’s Chief Compliance Officer (“CCO”) regarding the Fund’s compliance program. It was noted, there are no compliance or legal issues.

The Board then considered the Adviser’s financial condition. The Board believes the Adviser has the financial resources to fulfill its obligations under the new advisory agreement.

• The fees and cost of services to be provided:

The Board concluded that the fees paid were reasonable for a fund of such asset size. The Board reviewed the fees and expense ratio under the new agreement. It was noted that the fees under the new agreement remained the same and the overall expense ratio was not expected to differ materially.

The management fee paid to the Adviser may be a little higher than average; however, other funds incur other charges directly to the fund, which is different from Volumetric Fund. Instead, the Adviser pays all expenses of the Fund. These unitary fees include: salaries of personnel, services of specific third parties, research, data processing, printing and postage, clerical, administrative, advertising and marketing expenses. Furthermore, the Adviser also pays the Fund’s Chief Compliance Officer, its Board of Directors, custodian fees, federal registration fees, state registration fees, franchise taxes, legal and auditing fees, and all other operating expenses, such as shareholder reports and proxy statements. The Adviser does not pay the Fund’s brokerage commissions and SEC transaction fees.

• The extent to which economies of scale will be realized as the Fund grows and the benefit to shareholders; and

The Board recognized that one method to help ensure that shareholders share in economies of scale is to include breakpoints in a fund’s advisory fee schedule. The new advisory agreement has breakpoints that provide for a reduction of the advisory fee as assets increase. These breakpoints are similar to the previous advisory agreement. After reviewing these and other related factors, the Board agreed that the proposed fee arrangements continued to provide appropriate sharing of economies of scale between Fund shareholders and the Adviser.

• The profits to be realized by the Adviser from the relationship with the Fund;

The Board also considered the cost of the services to be provided and the Adviser’s expected profitability from its relationship with the Fund. The Board reviewed the Adviser’s financial information regarding the Fund. It was noted that the Adviser would provide directly or through third parties all of the services necessary for the Fund’s operations and that the advisory fees paid to Volumetric Advisers reflects these obligations. The Board recognized that the Adviser is entitled to earn a reasonable level of profit for the services it provides to the Fund and the entrepreneurial risk that it assumes as the investment adviser.

The motion to approve Volumetric Advisers, Inc. as the Fund’s investment adviser was unanimously approved by the Board and by the Independent Directors.  They further noted that the agreement will be presented for shareholder approval, with proxy statement to be provided in advance of the April, 2022 shareholder meeting.

PROSPECTUS, PROXY AND PORTFOLIO INFORMATION (Unaudited)

This report for the period ended December 31, 2021, is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus. To obtain a current prospectus please call 800-541-3863 or visit www.volumetric.com.

Information is available to shareholders who are interested in the Fund’s proxy voting guidelines and proxy voting record for the 12-month period ended June 30. This information may be obtained without charge either by calling the Fund’s toll-free number, 800-541-3863, or by visiting the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC, for the first and third quarters of each fiscal year on Form N-PORT. These forms are available on the Commission’s website at www.sec.gov. This information is also available from the Fund by calling 800-541-3863 or visit www.volumetric.com. The Fund also files with the SEC its monthly holdings on form N-PORT. The N-PORT information for the first and second months (form N-PORT-NP) of the Fund’s fiscal quarter is non-public information. The monthly report on N-PORT for the third month of the quarter is publicly available on the Commission’s website at www.sec.gov. This information is also available from the Fund by calling 800-541-3863 or visit www.volumetric.com.

DIRECTORS (Unaudited)

Directors, who are not salaried employees of the “Adviser”, (the Adviser’s address is 87 Violet Drive, Pearl River, NY 10965), receive a fee for each Board or committee meeting they attend. Directors’ fees had no effect on the Fund’s expenses and expense ratio since, all their fees were paid by the Adviser.  On a yearly basis, the full Board meets four times, and the Directors of whom are not “interested persons” (as defined in the 1940 Act), meets four times. There were no “special meetings” held this year. In addition, on a yearly basis, the Audit Committee meets twice, and the Governance & Nominating committee meets once.

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (“Program”), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund. The Fund's Board of Directors (the "Board") previously approved the designation of Volumetric Advisers, Inc (“Advisor”) as the Program’s administrator.

At a meeting held on December 1, 2021, the Board reviewed the Liquidity Program's operation and assessed its adequacy, and effectiveness of implementation for the period. The Board was also briefed on the pricing and liquidity status during the various quarterly Board meetings throughout the year. No significant liquidity events impacting the Fund were noted. There were no material changes to the Program during the reporting period. The report to the Board concluded that the Program is operating effectively to assess and manage the Fund’s liquidity risk, and that the Program has been and continues to be adequately and effectively implemented to monitor and respond to the Fund’s liquidity developments. The Fund only holds assets that are defined under the Liquidity Rule as "highly liquid investments".

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

INFORMATION ABOUT YOUR FUND’S EXPENSES

For the six months ended December 31, 2021 (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees. These Fund expenses are further clarified in this report on page 9, Note 2.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the period and held for the entire semi-annual period, July 1, 2021 – December 31, 2021.

Below are two ways to evaluate your Fund’s costs.

Actual Fund Return: This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return for the six month period, the “Expense Ratio” column shows the period’s annualized expense ratio and the “Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period. You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, a $7,000 account value divided by $1,000 = 7.0), then multiply the result by the number given in the first line under the heading entitled “Expenses Paid During Period.”

Hypothetical 5% Return: This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses, the expense ratio is unchanged. Because the return used is not the Fund’s actual return, the results do not apply to your investment. This sample is useful in making comparisons to other mutual funds because the Securities and Exchange Commission requires all mutual funds to provide examples of expenses calculated and based on an assumed 5% annual return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. Volumetric Fund does not charge any sales loads, redemption fee, or exchange fees, but these fees may be present in other funds to which you compare our Fund. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only and will not help you to determine the relative total costs of owning different funds.

	Beginning Account Value, 07/01/21	Ending Account Value, 12/31/21*	Net Expense Ratio	Expenses Paid During Period**
Actual	$1,000	$ 1,068.30	1.89%	$9.85
Hypothetical 5% Return	$1,000	$ 1,015.68	1.89%	$ 9.60

*The actual total return for the six-month period ended December 31, 2021, was 6.83%.

**Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DIRECTORS (Unaudited)

The Directors of the Fund and their ages, positions, addresses and principal occupations during the past five years are set forth below. There is no limit on the length of the term that each director serves. The Fund’s Statement of Additional Information contains additional information about the Directors and is available without charge, upon request, by calling 1-800-541-FUND or visiting www.volumetric.com.

Interested Directors
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Occupation	Number of Portfolios in Fund Complex Overseen by Director	Other Director ships Held by Director during Past Five Years
Jeffrey M. Gibs Volumetric Fund, Inc. 87 Violet Drive Pearl River, NY 10965 info@volumetric.com Age: 55	President, Portfolio Manager, CCO and Director	Annually 2018	President and Portfolio Manager since 2016 (Titled Co-Portfolio Manager 2016 to 2021) and CCO since 2005. Jeffrey was Executive Vice President from 2015 to 2016 and Vice President from 1997 to 2015. He has worked as a consultant to the Fund since 1989. Jeffrey is President of Volumetric Advisers, Inc. He was previously employed by US Bank and AIS (acquired by US Bank), as Vice President of hedge fund accounting and operations (2005 to 2015).	1	None
Irene J. Zawitkowski Volumetric Fund, Inc. 87 Violet Drive Pearl River, NY 10965 info@volumetric.com Age: 68	Chair, CEO, Portfolio Manager and Director	Annually 1978	CEO and Portfolio Manager since 2016 (Titled Senior Portfolio Manager 2016 to 2021) and Chair since June 2018. Ms. Zawitkowski was President and Portfolio Co-Manager from 2003 to 2016 and Executive Vice President of the Fund from inception to 2003. Ms. Zawitkowski is Executive Vice President of Volumetric Advisers, Inc	1	None
Independent Directors
Josef Haupl 9 Grove Place Mountain Lakes, NJ 07046 bod@volumetric.com Age: 77	Director (1)	Annually 2004	Engineering consultant to the chemical industry, since 2002. Previously, Director of Technology of Lurgi PSI, an engineering and construction services company for the chemical industry.	1	None
Alexandre M. Olbrecht, Dr. 7 Main Street, RR 5 Mt. Kisco, NY 10549-3923 bod@volumetric.com Age 43	Director (3)	Annually 2012	Associate Professor of Economics, Anisfield School of Business at Ramapo College of NJ, since 2005. Executive Director of the Eastern Economic Association. He was elected by the Board as the Fund’s Vice Financial Expert.	1	None
Cornelius O’Sullivan 38 South Main Street Pearl River, NY 10965 bod@volumetric.com Age 53	Director (3)	Annually 2017	Proprietor of Neil T. O’Sullivan, CPA, LLC since 2009. Previously Partner, Cherian, O’Sullivan & Tatapudy, LLP, certified public accountants, since 2003. Mr. O’Sullivan started his accounting career with Ernst & Young, LLP certified public accountants.	1	None
Stephen J. Samitt Volumetric Fund, Inc. 87 Violet Drive Pearl River, NY 10965 shareholdercomments @volumetric.com Age: 80	Director (1)(4)	Annually 1996	Stephen Samitt, CPA, LLC, since 2008. Previously, Principal, Briggs Bunting & Dougherty, LLP, a full service public accounting firm, since 1997. He was elected by the Board as the Fund’s Financial Expert.	1	None
Allan A. Samuels Rockland Business Assoc. 9 North Mill St, Suite 103 Nyack, NY 10960 bod@volumetric.com Age: 83	Director (2) (5)	Annually 2007	CEO and President of Rockland Business Association (RBA) since 2001. RBA is a non-profit organization of about 1,000 businesses in Rockland County, NY, for the advancement of its members via public relations, seminars, networking and legislation. He is also Board member of several non-profit and business organizations.	1	None
Raymond W. Sheridan R. Sheridan Financial, Inc. 19 E. Washington Ave Pearl River, NY 10965 bod@volumetric.com Age: 71	Director (1)	Annually 1995	President, Raymond Sheridan Financial, Inc., insurance and financial services. Vice President and Treasurer of the Fund between 1997 and 2005.	1	None

(1) Member of the Governance & Nominating Committee; (2) Chair of the Governance & Nominating Committee; (3) Member of the Audit Committee;

(4) Chair of the Audit Committee. (5) Lead Independent Director

87 Violet Drive

Pearl River, New York 10965

845-623-7637

800-541-FUND

Ticker: VOLMX

www.volumetric.com

info@volumetric.com

Investment Adviser

Volumetric Advisers, Inc.

Pearl River, New York 10965

Custodian

U.S. Bank N.A.

Milwaukee, Wisconsin 53212

Independent Registered Public

Accounting Firm

BBD, LLP

Philadelphia, Pennsylvania 19103

Transfer Agent and Fund Accountant

Ultimus Fund Solutions, LLC

Cincinnati, Ohio 45246

Distributor

Ultimus Fund Distributors, LLC

Cincinnati, OH 45246

Legal Counsel

Thompson Hine LLP

Cincinnati, OH 45202-4089

Board of Directors

Jeffrey M. Gibs

Josef Haupl

Alexandre M. Olbrecht, Dr.

Cornelius O’Sullivan

Stephen J. Samitt

Allan A. Samuels

Raymond W. Sheridan

Irene J. Zawitkowski, Chair

Officers

Irene J. Zawitkowski

   Chair, CEO, Portfolio Manager

Jeffrey M. Gibs

   President, Portfolio Manager, CCO

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, 'code of ethics' means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships.

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant.

(3) Compliance with applicable governmental laws, rules, and regulations.

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the Code of Ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the Code of Ethics.

(e) The Code of Ethics is not posted on Registrant' website; however, the website states how the Code of Ethics may be obtained free of charge upon request.

(f) A copy of the Code of Ethics is attached as an exhibit. You may request a free copy of the Code of Ethics by calling the Fund at 800-541-3863 or writing Volumetric Fund, 87 Violet Drive, Pearl River, New York 10965.

Item 3. Audit Committee Financial Expert.

(a) The Registrant's Board of Directors has determined that Stephen Samitt is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Samitt is independent for purposes of this Item.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

2021 - $16,500

2020 - $18,500

(b)  Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

2021 - None

2020 - None

(c) Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

2021 - $2,000

2020 - $2,000

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Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d) All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

2021 - None

2020 - None

(e)

(1) Audit Committee's Pre-Approval Policies

The registrant's Audit Committee is required to pre-approve all audit services and non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant's Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

Audit-Related Fees:0%

Tax Fees:0%

All Other Fees:0%

(f) During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2021 - $0

2020 - $0

(h) The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments:

(a)Schedule of investments in securities of unaffiliated issuers is included under Item 1.

(b)Not applicable.

3

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.

Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.

Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.

None

Item 11.  Controls and Procedures.

(a) Based on an evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant's management, including the Registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant's internal control over financial reporting that occurred during the Registrant's last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13.  Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(c)Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Volumetric Fund, Inc.

By:  /s/ Irene Zawitkowski

Irene Zawitkowski

Chair

Date 2/23/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ Irene Zawitkowski

Irene Zawitkowski

CEO

Date 2/23/2022

By:   /s/ Jeffrey Gibs

Jeffrey Gibs

President

Date 2/23/2022

5